Exhibit 10.1

AMENDMENT NO. 1
TO

THIRD AMENDED AND RESTATED PRECIOUS

METALS AGREEMENT

THIS AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED PRECIOUS METALS AGREEMENT (this “Amendment”) is made as of March 31, 2011, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank (the “Metal Lender”); MATERION CORPORATION (f/k/a Brush Engineered Materials Inc.), an Ohio corporation (“BEM”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. (f/k/a Williams Advanced Materials Inc.), a New York corporation (“WAM”); MATERION TECHNICAL MATERIALS INC. (f/k/a Technical Materials, Inc.), an Ohio corporation (“TMI”); MATERION BRUSH INC. (f/k/a Brush Wellman Inc.), an Ohio corporation (“BWI”); MATERION TECHNOLOGIES INC. (f/k/a Zentrix Technologies Inc.), an Arizona corporation (“ZTI”); MATERION BREWSTER LLC (f/k/a Williams Acquisition, LLC), a New York limited liability company d/b/a Pure Tech (“Pure Tech”); MATERION PRECISION OPTICS AND THIN FILM COATINGS CORPORATION (f/k/a Thin Film Technology, Inc.), a California corporation (“TFT”); MATERION LARGE AREA COATINGS LLC (f/k/a Techni-Met, LLC), a Delaware limited liability company (“TML”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. (f/k/a Academy Corporation), a New Mexico corporation (“AC”); MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES LLC (f/k/a Academy Gallup, LLC), a New Mexico limited liability company (“AG”); and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lender of a Joinder Agreement under the Precious Metals Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT, TML, AC, AG and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.

WITNESSETH:

WHEREAS, the Metal Lender and the Customers are parties to a certain Third Amended and Restated Precious Metals Agreement, effective as of October 1, 2010 (the “Precious Metals Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Precious Metals Agreement as hereinafter provided;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby amend the Precious Metals Agreement and agree, effective as of the date first written above, as follows:.

1. Amendments.

(a) The definition of “Applicable Margin” appearing in Section 1 of the Precious Metals Agreement is hereby amended by deleting the pricing grid appearing therein and replacing it with the following:

Leverage Ratio
(Exclusive of Consignment)	Applicable Margin
>3.75x	4.00%

< or = 3.75x but >2.50x	3.75%

< or = 2.50x but >1.25x	3.25%

< or = 1.25x	2.75%

(b) The definition of “Consignment Limit” appearing in Section 1 of the Precious Metals Agreement is hereby amended by deleting the text “One Hundred Forty Million Dollars ($140,000,000)” appearing therein and replacing it with the following text: “One Hundred Seventy-Five Million Dollars ($175,000,000)”.

(c) The definition of “Stored Precious Metal Limit” appearing in Section 1 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

“Stored Precious Metal Limit” means the least of (a) $48,000,000, (b) the value (as determined in accordance with Section 2.2 hereof) of 30,000 ounces of Gold or the equivalent thereof with respect to any other Precious Metal, and (c) the amount of insurance coverage obtained and in effect from time to time with respect to Stored Precious Metal pursuant to Section 4.7 hereof.

(d) Section 9.23(b) of the Precious Metals Agreement is hereby amended by deleting the text “$20,000,000” appearing therein and replacing such text with “$50,000,000”.

(e) Section 9.23(c) of the Precious Metals Agreement is hereby amended by deleting the text “$10,000,000” appearing therein and replacing such text with “$20,000,000”.

2. Representations and Warranties. To induce the Metal Lender to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lender that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, after giving effect to this Amendment, no Default or Event of Default exists under the Precious Metals Agreement.

3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

4. Integration. The Precious Metals Agreement, as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Precious Metals Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Precious Metals Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Precious Metals Agreement, as amended hereby. The Precious Metals Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Lender. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Precious Metals Agreement or in connection therewith.

5. Ratification. Except as amended hereby, the Precious Metals Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

6. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

CUSTOMERS:
MATERION CORPORATION By: /s/ Michael C. Hasychak Michael C. Hasychak Vice President, Treasurer and Secretary	MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES INC. By: /s/ Michael C. Hasychak — Michael C. Hasychak Vice President, Treasurer and Secretary
MATERION TECHNICAL MATERIALS INC. By: /s/ Michael C. Hasychak	MATERION BRUSH INC. By: /s/ Michael C. Hasychak

Michael C. Hasychak Vice President, Treasurer and Secretary	Michael C. Hasychak Vice President, Treasurer and Secretary
MATERION TECHNOLOGIES INC. By: /s/ Michael C. Hasychak	MATERION BREWSTER LLC By: /s/ Michael C. Hasychak

Michael C. Hasychak Chief Financial Officer and Secretary	Michael C. Hasychak Treasurer
MATERION PRECISION OPTICS AND THIN FILM COATINGS CORPORATION By: /s/ Gary W. Schiavoni Gary W. Schiavoni Secretary	MATERION LARGE AREA COATINGS LLC By: /s/ Gary W. Schiavoni Gary W. Schiavoni Asst. Secretary and Asst. Treasurer
MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES CORP. By: /s/ Richard W. Sager Richard W. Sager	MATERION ADVANCED MATERIALS TECHNOLOGIES AND SERVICES LLC By: /s/ Richard W. Sager

President	Richard W. Sager Manager
METAL LENDER:

THE BANK OF NOVA SCOTIA By: /s/ Bimaldas	By: /s/ Sangeeta Shah

Name: Bimaldas Title: Director	Name: Sangeeta Shah Title: Associate Director